Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor

New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	8/11/09

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III, L.P.

/s/ Craig Fisher

Name: Craig Fisher

Title: General Counsel - Authorized Signatory

August 13, 2009

Date

                               Joint Filer Information

Name of Joint Filer:	Capital Z Partners III GP, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor

New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	8/11/09

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III GP, L.P.

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

August 13, 2009

Date

                               Joint Filer Information

Name of Joint Filer:	Capital Z Partners III GP, Ltd.

Address of Joint Filer:	230 Park Avenue South, 11th Floor

New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	8/11/09

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III GP, Ltd..

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

August 13, 2009

Date

                               Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Private Fund II, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor

New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	8/11/09

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Financial Services Private Fund II, L.P.

By: Capital Z Partners, L.P., its General Partner

By: Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

August 13, 2009

Date

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Fund II, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor

New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	8/11/09

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Financial Services Fund II, L.P.

By: Capital Z Partners, L.P., its General Partner

By: Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

August 13, 2009

Date

                               Joint Filer Information

Name of Joint Filer:	Capital Z Partners, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor

New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	8/11/09

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners, L.P.

By: Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

August 13, 2009

Date

                               Joint Filer Information

Name of Joint Filer:	Capital Z Partners, Ltd.

Address of Joint Filer:	230 Park Avenue South, 11th Floor

New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	8/11/09

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners, Ltd.

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

August 13, 2009

Date

Joint Filer Information

Name of Joint Filer:	Capital Z Management, LLC

Address of Joint Filer:	230 Park Avenue South, 11th Floor

New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):	8/11/09

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Management, LLC

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

August 13, 2009

Date